Exhibit 99.1

BLUE COAT REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER

AND FISCAL YEAR ENDED APRIL 30, 2008

Achieves 72% Annual Revenue Growth

SUNNYVALE, Calif., May 22, 2008 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the leader in WAN Application Delivery and Secure Web Gateway, today reported its financial results for its fourth quarter and fiscal year ended April 30, 2008. Net revenue for the fourth fiscal quarter of 2008 was $88.2 million, an increase of 62% compared to net revenue of $54.5 million for the same quarter last year and an 8% increase compared to net revenue of $81.4 million in the immediately preceding quarter. Net revenue for the fiscal year ended April 30, 2008 was $305.4 million, an increase of 72% when compared to net revenue of $177.7 million for the fiscal year ended April 30, 2007.

On a GAAP basis, the Company reported net income of $12.5 million, or $0.32 per diluted share, in the fourth quarter of fiscal 2008, compared to net income of $10.5 million, or $0.26 per diluted share in the third quarter of fiscal 2008.

The Company reported non-GAAP net income of $13.1 million, or $0.33 per diluted share, in the fourth quarter of fiscal 2008, compared to non-GAAP net income of $15.3 million, or $0.38 per diluted share, in the third quarter of fiscal 2008. Non-GAAP net income excludes $4.0 million in stock-based compensation expense, $1.3 million in expenses associated with matters related to the stock option investigation, $0.4 million in amortization of intangible assets, and a net tax benefit on a GAAP basis related to the partial reversal of a valuation allowance on deferred tax assets partially offset by a charge related to the implementation of a new global business structure. In the third quarter of fiscal 2008, non-GAAP net income excluded $4.0 million in stock-based compensation expense, $0.4 million in expenses associated with matters related to the stock option investigation, and $0.4 million in amortization of intangible assets.

GAAP net income for the fiscal year ended April 30, 2008 was $32.6 million, or $0.82 per diluted share, compared to a GAAP net loss of $7.2 million, or a net loss of $0.25 per share, for the fiscal year ended April 30, 2007.

The Company reported non-GAAP net income of $49.1 million, or $1.24 per diluted share, for the fiscal year ended April 30, 2008, compared to non-GAAP net income of $18.8 million, or $0.54 per diluted share, for the fiscal year ended April 30, 2007. For fiscal year 2008, non-GAAP net income excludes $15.3 million in stock-based compensation expense, $4.3 million in expenses associated with matters related to the stock option investigation, $1.8 million in amortization of intangible assets, $0.3 million in legal settlement expenses, and a net tax benefit on a GAAP basis related to the partial reversal of a valuation allowance on deferred tax assets partially offset by a charge related to the implementation of a new global business structure. For the fiscal year ended April 30, 2007, non-GAAP net income excluded $9.5 million in stock-based compensation expense, $14.7 million in expenses associated with matters related to the stock option investigation, $1.8 million in amortization of intangible assets, and a $19 thousand adjustment for a restructuring reversal.

“Blue Coat continues to succeed in the WAN optimization market for solving branch office application performance problems, despite slowing economic conditions,” said Brian NeSmith, president and chief executive officer, Blue Coat Systems. “Our differentiated approach of regaining control over the enterprise wide area network resonates with companies and organizations around the world.”

Blue Coat ended the quarter on April 30, 2008, with cash, restricted cash and investments of $188.1 million, an increase of $20.1 million from the prior quarter and an increase of $89.2 million from the prior fiscal year ended April 30, 2007.

About Non-GAAP Financial Measures

Blue Coat uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP net income per share. These measures are not in accordance with, nor an alternative to, GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, expenses associated with matters related to the stock option investigation, amortization of intangible assets, legal settlement expenses, restructuring expenses and tax benefit adjustments. In addition, the Company’s management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as stock-based compensation expense, expenses associated with matters related to the stock option investigation, amortization of intangible assets, legal settlement expenses, restructuring expenses, and tax benefit adjustments do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and earnings per share.

Update on the Pending Acquisition of Packeteer, Inc.

On April 21, 2008, the Company announced that it entered into a definitive agreement to acquire Packeteer, Inc. (NASDAQ: PKTR) for $7.10 per share. The acquisition will be effected through a tender offer for all the outstanding shares of Packeteer, followed by a merger of Packeteer into a subsidiary of the Company. The tender offer commenced on May 1, 2008, and unless extended, will expire on May 30, 2008. The transaction is subject to customary conditions and is expected to close in the Company’s first fiscal quarter of calendar 2009.

Conference Call & Webcast

The Company will host a conference call today at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time). Participants should call (651) 291-0278 with the passcode: 923369. A replay of the call will be available starting Friday, May 23, 2008 at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time), and can be accessed by calling (320) 365-3844 with the passcode: 923369. An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations.

About Blue Coat Systems

Blue Coat secures Web communications and accelerates business applications across the distributed enterprise. Blue Coat’s family of appliances and client-based solutions – deployed in branch offices, Internet gateways, end points, and data centers – provide intelligent points of policy-based control enabling IT organizations to optimize security and accelerate performance between users and applications. Blue Coat has installed more than 40,000 appliances worldwide. Blue Coat is headquartered in Sunnyvale, California, and can be reached at (408) 220-2200 or www.bluecoat.com.

# # #

Important Information

THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF PACKETEER’S COMMON STOCK WILL ONLY BE MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT BLUE COAT SYSTEMS, INC. AND COOPER ACQUISITION, INC. FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2008, AS AMENDED FROM TIME TO TIME. PACKETEER STOCKHOLDERS SHOULD READ THESE DOCUMENTS CAREFULLY PRIOR TO MAKING

ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. PACKETEER STOCKHOLDERS MAY OBTAIN THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE OFFER FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM THE INFORMATION AGENT NAMED IN THE TENDER OFFER MATERIALS OR FROM BLUE COAT SYSTEMS, INC.

FORWARD LOOKING STATEMENTS: This document contains certain forward looking statements about Blue Coat Systems, Inc. and Packeteer, Inc. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: statements regarding the Company’s expected net revenue, GAAP earnings per share and non-GAAP earnings per share in the first fiscal quarter of 2009; the expected timing of the completion of the acquisition of Packeteer; the ability to complete the transaction considering the various closing conditions; and any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; risks related to the timing or ultimate completion of the transaction; that, prior to the completion of the transaction, the party’s respective businesses may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in the Securities and Exchange Commission reports filed by Blue Coat, including but not limited to the risks described in Blue Coat’s Annual Report on Form 10-K for the year ended April 30, 2007, and Quarterly Report on Form 10-Q for the quarter ended January 31, 2008. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Blue Coat or Packeteer. Blue Coat assumes no obligation and does not intend to update these forward-looking statements except as required by applicable law. Blue Coat assumes no obligation and does not intend to update these forward-looking statements except as required by applicable law.

Media Contact:	Steve Schick	Investor Contact:	Daniel Levy
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		daniel.levy@bluecoat.com
	408-220-2076		408-220-2318

BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Year Ended
	April 30, 2008	January 31, 2008	April 30, 2007	April 30, 2008	April 30, 2007
Net revenue:
Product	$66,232	$62,841	$43,227	$233,858	$136,770
Service	21,998	18,540	11,245	71,581	40,930

Total net revenue	88,230	81,381	54,472	305,439	177,700
Cost of net revenue:
Product	14,254	13,168	9,350	48,056	31,779
Service	6,903	6,131	3,786	23,389	13,969

Total cost of net revenue	21,157	19,299	13,136	71,445	45,748

Gross profit	67,073	62,082	41,336	233,994	131,952
Operating expenses:
Research and development	14,023	13,240	11,453	51,587	39,882
Sales and marketing	36,472	32,483	24,586	128,927	73,083
General and administrative	8,918	6,517	6,466	27,909	28,072
Amortization of intangible assets	113	112	113	450	619
Restructuring reversal	—	—	—	—	(19)

Total operating expenses	59,526	52,352	42,618	208,873	141,637

Operating income/(loss)	7,547	9,730	(1,282)	25,121	(9,685)
Interest income	1,250	1,857	968	5,870	3,922
Other expense	65	(337)	39	(461)	(311)

Income/(loss) before income taxes	8,862	11,250	(275)	30,530	(6,074)
(Benefit)/Provision for income taxes	(3,621)	760	484	(2,038)	1,124

Net income/(loss)	$12,483	$10,490	$(759)	$32,568	$(7,198)

Basic net income/(loss) per common share	$0.33	$0.28	$(0.03)	$0.93	$(0.25)

Diluted net income/(loss) per common share	$0.32	$0.26	$(0.03)	$0.82	$(0.25)

Shares used in computing basic net income/(loss) per common share	37,937	37,721	29,616	35,179	29,188

Shares used in computing diluted net income/(loss) per common share	39,562	40,597	29,616	39,659	29,188

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Year Ended
	April 30, 2008	January 31, 2008	April 30, 2007	April 30, 2008	April 30, 2007
Gross Profit Reconciliation:
GAAP Gross profit	$67,073	$62,082	$41,336	$233,994	$131,952
Stock based compensation expense included in cost of revenue	357	367	221	1,400	938
Amortization of intangible assets	336	336	311	1,344	1,203

Non-GAAP Gross profit	$67,766	$62,785	$41,868	$236,738	$134,093

Operating Income Reconciliation:
GAAP Operating income/(loss)	$7,547	$9,730	$(1,282)	$25,121	$(9,685)
Stock based compensation expense (A)	4,039	3,961	1,890	15,315	9,500
Expenses for matters related to the stock option investigation (B)	1,536	435	4,033	4,594	14,528
Amortization of intangible assets (C)	449	448	424	1,794	1,822
Legal settlement (D)	—	—	—	250	—
Restructuring reversal	—	—	—	—	(19)

Non-GAAP Operating income/(loss)	$13,571	$14,574	$5,065	$47,074	$16,146

Net Income Reconciliation:
GAAP Net income/(loss)	$12,483	$10,490	$(759)	$32,568	$(7,198)
Stock based compensation expense (A)	4,039	3,961	1,890	15,315	9,500
Expenses for matters related to the stock option investigation (B)	1,266	435	4,192	4,324	14,687
Amortization of intangible assets (C)	449	448	424	1,794	1,822
Legal settlement (D)	—	—	—	250	—
Restructuring reversal	—	—	—	—	(19)
Exclusion of GAAP tax benefit (E)	(3,621)	—	—	(3,621)	—
Non GAAP Tax provision (F)	(1,546)	—	—	(1,546)	—

Non-GAAP Net income/(loss)	$13,070	$15,334	$5,747	$49,084	$18,792

Earnings per Share Reconciliation:
GAAP Diluted earnings/(loss) per share	$0.32	$0.26	$(0.03)	$0.82	$(0.25)
Stock based compensation expense (A)	0.10	0.10	0.05	0.39	0.27
Expenses for matters related to the stock option investigation (B)	0.03	0.01	0.11	0.11	0.42
Amortization of intangible assets (C)	0.01	0.01	0.01	0.05	0.05
Legal settlement (D)	—	—	—	0.01	—
Restructuring reversal	—	—	—	—	—
Exclusion of GAAP tax benefit (E)	(0.09)	—	—	(0.09)	—
Non GAAP Tax provision (F)	(0.04)	—	—	(0.04)	—
Anti-dilution adjustment for GAAP-based net loss	—	—	—	—	0.05

Non-GAAP Diluted earnings/(loss) per share	$0.33	$0.38	$0.15	$1.24	$0.54

Shares used in computing GAAP diluted net income per share	39,562	40,597	29,616	39,659	29,188
Anti-dilution adjustment for impact of non GAAP items (G)	—	—	7,548	—	5,718

Shares used in computing non-GAAP diluted net income per share	39,562	40,597	37,164	39,659	34,906

Notes:

(A) Results include stock-based compensation expense as follows:
Cost of revenue	$357	$367	$221	$1,400	$938
Research and development	1,038	1,088	701	4,403	3,325
Sales and marketing	1,329	1,243	640	5,070	3,169
General and administrative	1,315	1,263	328	4,442	2,068

Total	$4,039	$3,961	$1,890	$15,315	$9,500

(B) Includes expenses associated with matters related to the Company’s stock option investigation and payments to former employees and tax authorities related to the taxes, penalties and interest associated with the repricing of certain stock options.

(C) Amortization of intangible assets associated with the acquisitions of certain NetCache assets, Permeo Technologies, Inc., Cerberian, Inc., and Ositis Software, Inc., in September 2006, March 2006, November 2004 and November 2003, respectively.

(D) In fiscal Q2 2008, we incurred approximately $250,000 in legal settlement expenses.

(E) On a GAAP basis, we recognized a net tax benefit related to the partial reversal of a valuation allowance on our deferred tax assets, which we deemed to be non-recurring. This benefit was partially offset by a tax charge associated with the implementation of a new global business structure. On a non-GAAP basis, we calculated a provision for income taxes. As such, we have excluded the tax benefit on a GAAP basis in the reconciliation to non-GAAP results.

(F) For purposes of presenting non-GAAP results in a manner consistent with prior periods, the provision for income taxes on a non-GAAP basis was calculated excluding the items identified in footnote (E) above.

(G) For the twelve months ended April 30, 2007, shares used in computing diluted net income per common share on a non-GAAP basis differ from shares used in computing net loss per common share on a GAAP basis since the inclusion of certain instruments on a GAAP basis would have been anti-dilutive.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	April 30, 2008	April 30, 2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$160,974	$50,013
Short-term investments	1,204	43,874
Restricted cash equivalents	—	4,120
Accounts receivable, net	59,056	32,079
Inventories	262	489
Prepaid expenses and other current assets	7,163	7,536
Deferred tax asset	6,996	—

Total current assets	235,655	138,111
Property and equipment, net	14,975	9,309
Restricted cash	861	861
Goodwill	92,243	92,243
Identifiable intangible assets, net	5,010	6,650
Investment in Packeteer, Inc.	25,092	—
Non-current deferred tax asset	12,165	—
Other assets	1,766	1,500

Total assets	$387,767	$248,674

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,695	$12,051
Accrued payroll and related benefits	16,464	11,710
Deferred revenue	68,242	41,910
Accrued restructuring	—	238
Other accrued liabilities	8,991	5,808

Total current liabilities	112,392	71,717
Deferred revenue, less current portion	21,318	13,858
Deferred rent, less current portion	1,349	1,585
Deferred income taxes	—	483
Other non-current liabilities	1,247	563
Commitments and contingencies
Series A redeemable convertible preferred stock	—	41,879
Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	1,128,903	1,028,409
Treasury stock	(903)	(903)
Accumulated deficit	(876,362)	(908,930)
Accumulated other comprehensive income	(179)	11

Total stockholders’ equity	251,461	118,589

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$387,767	$248,674